AMENDMENT NO. 9
                                       TO
                            AIRLINE LEASE NO. AC-865

        THIS CONTRACT OF LEASE is made and entered into as of the 6th day of March, 1996, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (herinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

        THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease or Lease dated April 5, 1985, as amended, relating to space use occupancy and the use of the premises and facilities of General Mitchell International Airport for the transportation of persons and cargo by air; and

        WHEREAS, in 1994, Airline had requested constructing additional lower level operation space for its flight crews on the ground floor of Concourse "D" at General Mitchell International Airport; and,

        WHEREAS, Airline also requested that its Airline Lease be amended to include the space being constructed and that rental credits be issued to Airline to reimburse Airline for the actual non-tenant finish portion of the costs of improving this lower level area; and,

        WHEREAS, in 1995, Airline requested to increase the scope of the construction project and the number of square feet to be added to the Airline Lease; and,

        WHEREAS, County's Board of Supervisors in its meetings of November 3, 1994, and July 20, 1995, approved amending Airline's Lease to include the space being constructed and issuing rental credits to reimburse Airline for the actual non-tenant finish portion of the costs of improving the lower level area;

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement date April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

   1. Effective on January 1, 1996, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

        "S.  LESSEE'S EXCLUSIVE USE SPACE
             WITHIN THE TERMINAL BUILDING ON JANUARY 1, 1996

             For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                    Relative
         Space Function                Sq. Ft.      Cost Factor        ERUs

         Concourse Lower Level            191.00       .20              38.20
         Office Unfinished
         (Unheated)

         Concourse Lower Level          3,158.00       .70           2,210.60
         Office Finished
         (Heated)

         Concourse Lower Level         21,410.90       .85          18,199.27
         Office Finished
         (Heated & Air
         Conditioned)

         Concourse Upper Level              0          .95               0
         Office Unfinished

         Concourse Upper Level          1,866.45       .95           1,773.13
         Office Finished

         Ticket Counter                   661.70      1.10             727.87

         Ticket Counter Office          1,307.40       .95           1,242.03

         Gate Hold Rooms               18,132.00      1.00          18,132.00

         Baggage Makeup Area            3,939.10       .75           2,954.33

         Baggage Service Office           304.90      1.00             304.90

         Hold Room Stairwell            1,690.44       .15             253.57

         Basement                           0          .25               0

         Mezzanine Office Areas             0          .90               0

         Operations Control Tower      401.00         1.08             433.08
                                       ---------                    ---------

         TOTALS                        53,062.89                    46,268.96


         The spaces outlined above are those occupied by Lessee on January 1, 1996, and as shown on Exhibit "P", pages 12 and 13 of 13 dated 1/96 attached hereto and made a part hereof."

   2. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

      Dated at Milwaukee, Wisconsin, this 6th day of March, 1996.

   APPROVED:                       MILWAUKEE COUNTY
                                   a municipal corporation


   /s/                2/29/96      By /s/ Tyrone P. Dumas
   Airport Director     Date          Tyrone P. Dumas
                                      Director of Public Works



   /s/                2/27/96       By /s/ Rod Lanser
   Corporation Counsel   Date          Rod Lanser
                                       County Clerk


                                     AIRLINE

      Dated at                                  , this         day of
             , 199  .

                                   MIDWEST EXPRESS AIRLINES, INC.
                                   a Delaware corporation


                                   By /s/ Timothy E. Hoeksema

                                   Title President

                                   Date _________________________



                                   By /s/ Steven J. Hartung

                                   Title Secretary

                                   Date _________________________


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 5th day of March, 1996, the above named Tyrone P. Dumas, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.

                              /s/ Connie Arnold
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires July 28, 1996


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 6th day of March, 1996, the above named Rod Lanser, County Clerk, of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                              /s/ Mark E. Ryan
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 10/26/96

   STATE OF WISCONSIN       )
                            ) ss
   COUNTY OF MILWAUKEE      )




   Personally came before me this 23rd day of February, 1996,

   Timothy E. Hoeksema,        President
        (Name)                  (Title)

   and Steven J. Hartung,      Secretary
        (Name)                  (Title)

   of Midwest Express Airlines, Inc., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.



                              /s/ Steven J. Hartung

                              Notary Public, Milwaukee, Wisconsin

                              My commission is permanent